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                                                                    Exhibit 10.4

                             INTERCREDITOR AGREEMENT

        THIS INTERCREDITOR AGREEMENT is entered into as of November 15, 2000 by and among THE BANK OF NOVA SCOTIA ("Scotiabank"), KEYBANK NATIONAL ASSOCIATION ("KeyBank"), U.S. NATIONAL ASSOCIATION ("US Bank") and AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED ACN 005 357 522 ("ANZ") (each individually referred to as a "Lender" and all collectively referred to as "Lenders," and Scotiabank, KeyBank and US Bank each individually referred to as a "US Lender" and collectively referred to as "US Lenders").

                                    RECITALS

        The US Lenders have entered into the US Facility with the US Borrowers, and ANZ has entered into the Australian Facilities with the Australian Borrowers. The Lenders desire to administer the US Facility and the Australian Facilities as if they were a single credit facility with Scotiabank acting as the administrator for the Lenders with respect to the US Facility and ANZ acting as the administrator for the Lenders with respect to the Australian Facilities. Further, the Lenders desire to grant certain rights to each other with respect to the Facilities.

        NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Lenders hereby agree as follows:

SECTION  1.       DEFINITIONS

        All terms defined above shall have the meanings set forth above. The following terms shall have the meanings set forth below (with all such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "ADMINISTRATIVE LENDER" means, with respect to the US Facility, Scotiabank acting as administrator thereunder for the Lenders, and with respect to the Australian Facilities, ANZ acting as administrator thereunder for the Lenders.

        "ASSIGNMENT AGREEMENT" shall have the meaning attributed to such term in
Section 5.2.

        "AUD" means Australian Dollars.

        "AUSTRALIAN BORROWERs" means Penford Holdings, Penford Australia and Starch New Zealand Limited.

        "AUSTRALIAN COMMITMENTS" means the total Commitments to extend credit in AUD under the Australian Facilities.

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        "AUSTRALIAN FACILITIES" means the Australian Revolver Facility and the
Australian Term Facility.

        "AUSTRALIAN REVOLVER FACILITY" means the credit facility provided for in that certain Syndicated Facility Agreement dated November 15, 2000 among Penford Australia, ANZ and certain other lenders named therein and in the "Financing Documents" (as defined in said Syndicated Facility Agreement), as said Syndicated Facility Agreement and each such Financing Document may be amended, modified or supplemented from time to time, provided, however, that in no event shall "Australian Revolver Facility" include the Letter of Offer Facilities.

        "AUSTRALIAN TERM FACILITY" means the credit facility provided for in that certain Debenture Trust Deed dated November 15, 2000 between Penford Holdings and ANZ Capel Court Limited ACN 004 768 807 and in the "Transaction Documents" (as defined in said Debenture Trust Deed), as said Debenture Trust Deed and each such Transaction Document may be amended, modified or supplemented from time to time.

        "BORROWER" means any US Borrower or Australian Borrower.

        "COMMITMENTS" means, with respect to each Lender, its commitments to advance credit and extend other financial accommodations under the Loan Documents.

        "FACILITIES" means the Australian Facilities and the US Facility.

        "LETTER OF CREDIT" shall have the meaning attributed to such term in the Amended and Restated Credit Agreement referenced in the definition of "US Facility."

        "LETTER OF OFFER FACILITIES" means all credit facilities and services extended to one or more Australian Borrowers described in the "Letters of Offer" (as defined in the Syndicated Facility Agreement referenced in the definition of "Australian Revolver Facility").

        "LOAN DOCUMENTS" means this Agreement and all agreements, notes, instruments and documents evidencing the Facilities.

        "PERCENTAGE" means, with respect to a Lender, the percentage set forth opposite such Lender's name below, as adjusted from time to time to reflect changes resulting from one or more assignments by such Lender pursuant to
Section 5.2:

               LENDER                          PERCENTAGE
               ------                          ----------
               Scotiabank                      30.7692308%
               KeyBank                         25.0%
               US Bank                         25.0%
               ANZ                             19.2307692%

        "PENFORD AUSTRALIA" means Penford Australia Limited ACN 003 780 229.

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        "PENFORD HOLDINGS" means Penford Holdings Pty. Ltd. ACN 094 279 339.

        "PERSON" means an individual, partnership, corporation (including, without limitation, a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

        "REQUIRED LENDERS" means any Lender or Lenders not in default of its/their obligations under the Loan Documents ("Non-Defaulting Lenders") having more than 85% of the Percentages of all Non-Defaulting Lenders; provided, however, that with respect to the matters identified in Section 3 as requiring the consent of all Lenders, "Required Lenders" means all Lenders.

        "US$" means US Dollars.

        "US BORROWERS" means Penford Corporation, a Washington corporation, and Penford Products Co., a Delaware corporation.

        "US FACILITY" means the credit facilities advanced by the US Lenders to the US Borrowers under that certain Amended and Restated Credit Agreement dated November 15, 2000, as amended, modified or supplemented from time to time and in the "Loan Documents" (as defined in said Amended and Restated Credit Agreement).

SECTION  2.       ADMINISTRATIVE LENDER

        2.1       APPOINTMENT AND ACTIONS

        (a) Each Lender hereby appoints Scotiabank as Administrative Lender with respect to the US Facility and ANZ as Administrative Lender with respect to the Australian Facilities and authorizes each Administrative Lender to perform the functions of Administrative Lender provided for in this Agreement. With respect to the Loan Documents evidencing the US Facility, Scotiabank shall perform the functions provided in such documents to be performed by the "Administrative Lender." With respect to the Loan Documents evidencing the Australian Facilities, ANZ shall perform the functions provided in such documents to be performed by the "Agent."

        (b) Each Lender authorizes each Administrative Lender to act on behalf of such Lender under the Loan Documents and, in the absence of other written instructions from the Required Lenders received from time to time by Administrative Lender (with respect to which Administrative Lender agrees that it will comply, except as otherwise provided in this Section 2 or as otherwise advised by counsel), to exercise such powers thereunder as are specifically delegated to, or required of Administrative Lender by the terms thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies


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(which indemnity shall survive any termination of this Agreement) Administrative
Lender ratably in accordance with its Percentage from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against Administrative Lender (in its capacity as an Administrative Lender) in any way relating to or arising out of the Loan Documents, including reasonable attorneys' fees (whether incurred at the trial or appellate level, in an arbitration proceeding, in bankruptcy (including, without limitation, any adversary proceeding, contested matter or motion) or otherwise), and as to which Administrative Lender is not reimbursed by Borrowers; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which are determined by a court of competent jurisdiction in a final proceeding to have resulted solely from Administrative Lender's gross negligence or willful misconduct. Administrative Lender shall not be required to take any action under any Loan Document, or to prosecute or defend any suit in respect of any Loan Document, unless it is indemnified to its satisfaction. If any indemnity in favor of Administrative Lender shall be or become, in Administrative Lender's determination, inadequate, Administrative Lender may call for additional indemnification from Lenders and cease to do the acts in issue until such additional indemnity is given.

        2.2       RELIANCE BY ADMINISTRATIVE LENDER

        Administrative Lender shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, fax, or telex) or telephonic notice believed by it in good faith to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person, and upon advice and statements of legal counsel (including any Borrower's counsel), independent accountants and other experts selected by Administrative Lender with reasonable care. As to any matters not expressly provided for by this Agreement, Administrative Lender shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Lenders and shall in all cases be fully protected by Lenders in acting, or in refraining from acting, under any Loan Document in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any action taken or failure to act pursuant thereto shall be binding on all Lenders.

        2.3       EXCULPATION

        Neither Administrative Lender nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it under any Loan Document, or in connection therewith, except for its own willful misconduct or gross negligence, nor responsible for any recitals or warranties therein, nor for the effectiveness, enforceability, validity or due execution of any Loan Document, nor for the creation, perfection or priority of any liens, charges or encumbrances purported to be created by any Loan Document, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by Borrowers


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of their obligations under any Loan Document. Any such inquiry which may be made by Administrative Lender shall not obligate it to make any further inquiry or to take any action. Administrative Lender shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which Administrative Lender believes to be genuine and to have been presented by a proper Person.

        2.4       SUCCESSOR

        An Administrative Lender may resign as such at any time upon at least 30 days prior notice to the other Lenders and to Penford Corporation. If an Administrative Lender at any time shall resign, the Required Lenders may appoint another Lender as a successor Administrative Lender which shall thereupon become Administrative Lender. If no successor Administrative Lender shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Lender's giving notice of resignation, then the retiring Administrative Lender may, on behalf of Lenders, appoint a successor Administrative Lender, which shall be one of Lenders or a commercial banking institution having a combined capital and surplus of at least US$500,000,000. Upon the acceptance of any appointment as Administrative Lender by a successor Administrative Lender, such successor Administrative Lender shall give Penford Corporation notice of such acceptance, shall be entitled to receive from the retiring Administrative Lender such documents of transfer and assignment as such successor Administrative Lender may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Lender, and the retiring Administrative Lender shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Lender's resignation as Administrative Lender, the provisions of this Agreement and any indemnity and expense reimbursement provision of the Loan Documents shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Lender.

        2.5       LOANS BY ADMINISTRATIVE LENDER

        An Administrative Lender shall have the same rights and powers with respect to (x) loans and other financial accommodations made by it or any of its affiliates under the Loan Documents and (y) the promissory notes and other evidence of indebtedness under the Loan Documents held by it or any of its affiliates as any other Lender and may exercise the same as if it were not Administrative Lender. An Administrative Lender and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with any Borrower or any subsidiary or affiliate of any Borrower as if it were not an Administrative Lender.

        2.6       CREDIT DECISIONS

        Each Lender acknowledges that it has, independently of Administrative Lenders and each other Lender, and based on such Lender's review of the financial information of Borrowers, the Loan Documents (the terms and provisions of which being satisfactory to


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such Lender) and such other documents, information and investigations as such
Lender has deemed appropriate, made its own credit decision to extend credit under the Loan Documents and to enter into this Agreement. Each Lender also acknowledges that it will, independently of Administrative Lenders and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under any Loan Document.

        2.7       COPIES, ETC.

        Administrative Lender shall give prompt notice to each Lender of each notice or request required or permitted to be given to Administrative Lender by any Borrower pursuant to the terms of any Loan Document (unless concurrently delivered to Lenders). Administrative Lender will distribute to each Lender each document or instrument received for its account and copies of all other communications received by Administrative Lender from Borrowers for distribution to Lenders in accordance with the terms of the Loan Documents.

SECTION  3.       WAIVERS, AMENDMENTS AND CONSENTS

        Any term, covenant, agreement or condition of any Loan Document may be amended or waived and any consent with respect thereto given if such amendment, waiver or consent is in writing and is signed by the Required Lenders (or by Administrative Lender with written consent of the Required Lenders); provided, however, that any amendment, waiver or consent which affects the rights or duties of Administrative Lender or of any Lender acting as an issuer of a letter of credit, must be in writing and be signed also by the affected Administrative Lender or Lender; and provided further, that any amendment, waiver or consent which effects any of the following changes must be in writing and signed by all Lenders (or by Administrative Lender with the written consent of all Lenders):
(a) increases the maximum amount of credit available under any Loan Document;
(b) extends the maturity date of any loan or other extension of credit under any Loan Document; (c) reduces the principal of, or interest (including default rate interest) on, any loan or any fees or other amounts payable for the account of Lenders under any Loan Document; (d) postpones or conditions any date fixed for any payment of the principal of, or interest on, any loan or any fees or other amounts payable for the account of Lenders under any Loan Document; (e) increases or decreases the commitment or the ratable portion thereof of any Lender (other than through an assignment by such Lender permitted under Section 5 or 6); (f) waives any of the conditions to advancement of credit set forth in any Loan Document; (g) releases any material collateral securing any obligation of any Borrower; (h) amends any of the draw conditions of any letter of credit issued by any US Lender with respect to the Australian Facilities; or (i) amends any guaranty of the obligations of any Borrower under any Loan Document (or releases any guarantor of its obligations thereunder).

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SECTION  4.       ENFORCEMENT OF RIGHTS

        All rights and remedies of the Lenders under the Loan Documents and under the Letter of Offer Facilities shall be enforced only by each Administrative Lender (with respect to that portion of the Facilities for which it is the Administrative Lender) with the consent of or upon instructions from the Required Lenders, provided that ANZ may draw against the Letter of Credit without the consent of the Required Lenders to the extent the terms of the Letter of Credit permit ANZ to draw against it without the consent of the Required Lenders.

SECTION  5.       PARTICIPATIONS AND ASSIGNMENTS

        5.1    PARTICIPATIONS

        Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other financial institutions ("Participants") participating interests in any obligation owing to such Lender under any Loan Document. In the event of any such sale, (i) such Lender's obligations under the Loan Documents to the other parties to the Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible for the performance of its obligations under the Loan Documents,
(iii) such Lender shall, for all purposes under the Loan Documents, remain the holder of any promissory note, debenture or other evidence of indebtedness under the Loan Documents, and (iv) Borrowers, Lenders and Administrative Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents. Participants shall have no rights under the Loan Documents except as provided below. No Lender shall sell any participating interest under which the Participant shall have any right to vote on any amendment or waiver of any Loan Document; provided, however, that any agreement under which any Lender sells a participating interest to a Participant may require the selling Lender to obtain the consent of such Participant in order for such Lender to agree or consent to any action described in any of items (a) -- (i) of Section 3. No agreement under which any Lender sells a participating interest to a Participant may permit the Participant to transfer, pledge, assign, sell participations in or otherwise encumber its participating interest. If any amount outstanding under the Loan Documents is due and unpaid, a Participant may have and exercise set off rights to the extent the applicable Loan Document so provides.

        5.2    ASSIGNMENTS

        Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time, sell and assign to any Lender, any affiliate of a Lender or any other bank or financial institution (individually, an "Assignee") all or any percentage portion of its rights and obligations under the Loan Documents as a whole, but not selected portions thereof or differing percentages regarding different portions thereof, (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an Assignment and Assumption Agreement in the form of Exhibit A attached hereto (an "Assignment Agreement") executed by each Assignee and such assignor Lender (an "Assignor"), together

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with such ancillary assignment documents as may be required by the various Loan
Documents to the extent such ancillary assignment documents do not conflict with the Assignment Agreement; provided, however, that: (i) each Assignment shall be in a minimum amount equivalent to US$5,000,000; (ii) if the Assignment is not an assignment of Assignor's entire Commitments, Assignor maintains minimum Commitments equivalent to US$5,000,000; and (iii) each Assignment which is not to an Assignee which, immediately before such Assignment is a Lender or an affiliate thereof, shall be made only with the written consent of all Lenders, which consents shall not be unreasonably withheld, and (to the extent required by the applicable Loan Documents) Borrowers' consent. Assignor shall deliver a fully executed Assignment Agreement to each Administrative Lender. Upon the later of (i) delivery to Administrative Lenders of an executed Assignment Agreement with the requisite consents and payment of any fees payable to Administrative Lenders under the terms of the Loan Documents or (ii) the effective date provided in the Assignment Agreement, (A) each Assignee thereunder shall be a Lender with Commitments as set forth in such Assignment Agreement and shall have the rights, duties and obligations of a Lender, (B) the Assignor thereunder shall be a Lender with Commitments as set forth in such Assignment Agreement, or, if the Assignor's Commitments have been reduced to zero, the Assignor shall cease to be a Lender (except to the extent that the Assignor is entitled to any indemnification rights as provided in the Loan Documents), and (C) each Administrative Lender shall make such entries in its records of the Loan Documents as is necessary to evidence the effect of such assignment.

        5.3    REGISTER

        Scotiabank (or its successor as Administrative Lender for the US Facility) shall maintain a copy of each fully executed Assignment Agreement and a register for the recordation of the names and addresses of Lenders and the Percentage of each Lender from time to time. The entries in the register shall be conclusive and binding for all purposes, absent manifest error. The register shall be available for inspection by any Lender at any reasonable time and from time to time upon reasonable prior notice.

SECTION  6.       OPTIONS

        6.1       CALL OPTIONS

        ANZ hereby grants to each US Lender the option to acquire from ANZ by assignment an interest in the Australian Facilities equal to such US Lender's Percentage. Each US Lender hereby grants to ANZ the option to acquire from such US Lender by assignment an interest in the US Facility equal to ANZ's Percentage multiplied by such US Lender's Percentage.

        6.2       PUT OPTIONS

        Upon notice from ANZ to the US Lenders, each US Lender shall acquire from ANZ by assignment an interest in the Australian Facilities equal to such US Lender's Percentage.


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Upon notice from a US Lender to ANZ, ANZ shall acquire from such US Lender by assignment an interest in the US Facility equal to ANZ's Percentage multiplied by such US Lender's Percentage.

        6.3       PRICE

        The purchase price for each assigned interest acquired under Section 6.1 or Section 6.2 shall be the par value of all principal, interest and fees included in such assigned interest. Acquired interests in the US Facility shall be paid for in US$, and acquired interests in the Australian Facilities shall be paid for in AUD.

        6.4       EXERCISE MECHANICS

        (a) Any Lender desiring to exercise its rights under either Section 6.1 or Section 6.2 shall do so by giving the other Lenders notice of such exercise ("Exercise Notice"). Each transfer of an assigned interest under either Section
6.1 or Section 6.2 shall be implemented by means of an Assignment Agreement. An acquisition shall be closed within 10 days after delivery of the Exercise Notice by the selling and buying Lenders executing and exchanging counterparts of and Assignment Agreement and any other relevant assignment documents and the buying Lender paying to the selling Lender the purchase price in same day or immediately available funds. The relevant Percentages of the Lenders with respect to an acquisition shall be determined by Scotiabank as of the day immediately before the day such acquisition is closed.

        (b) A Lender may exercise its rights under either Section 6.1 or Section
6.2 only at one time and only with respect to all of the interests which it is entitled to purchase or sell. If an option is exercised under Section 6.1, then the corresponding option right under Section 6.2 shall expire, and if an option is exercised under Section 6.2, then the corresponding option right under
Section 6.1 shall expire. If ANZ desires to exercise its rights under either
Section 6.1 or Section 6.2, it must do so simultaneously with respect to all US Lenders.

        (c) The rights set forth in this Section 6 may be exercised notwithstanding any provision in the Loan Documents (including Section 5.2) requiring that an assignment by a Lender be in a minimum amount or minimum percentage.

SECTION 7.        CURRENCY FLUCTUATIONS

        As of June 30 and December 31 of each year and more frequently if in Scotiabank's judgment events warrant (each a "Valuation Date"), Scotiabank shall determine the value of the AUD relative to the US$ and the change in such relative value since November 15, 2000 ("Closing Date") based on conversion factors determined by Scotiabank to be reasonable. If as of a Valuation Date the Australian Commitments (expressed in US$) are either (a) less than the Australian Commitments would be if expressed in US$ based on the relative value of the AUD and the US$ as of the Closing Date (said difference being the "Negative


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Commitment Differential") or (b) at least US$2,000,000 more than the Australian
Commitments would be if expressed in US$ based on the relative value of the AUD and the US$ as of the Closing Date (the amount of said difference in excess of US$2,000,000 being the "Positive Commitment Differential"), then the Commitments under the Australian Revolver Facility shall be adjusted by the amount of AUD necessary to eliminate the Negative or Positive Commitment Differential as of such Valuation Date, but in no event shall such Commitments (expressed in AUD) exceed the AUD amount of such Commitments on the Closing Date.

SECTION 8.        MISCELLANEOUS

        8.1       NOTICES

        All notices, requests and demands which any party is required or may desire to give to any other party under this Agreement must be in writing. Each notice shall be addressed to each Lender at its address or fax number set forth as the "Address for Notices" in Schedule I hereto, or to such other address or fax number as any Lender may designate for itself by notice to all other Lenders. Each such notice, request and demand shall be deemed given or made as follows: (a) the second business day after such notice was delivered to a regularly scheduled overnight delivery, or (b) upon receipt of notice given by fax, mailgram, telegram, telex, or personal delivery.

        8.2       SUCCESSORS AND ASSIGNS

        This Agreement shall be binding upon and inure to the benefit of Lenders and their respective permitted successors and assigns.

        8.3       ENTIRE AGREEMENT

        This Agreement constitutes the entire agreement among Lenders with respect to the subject matter hereof and supersedes all prior negotiations, communications, discussions, correspondence and agreements concerning the subject matter hereof. In the event of any conflict between the terms of this Agreement and any other Loan Document, the terms of this Agreement shall control.

        8.4       NO THIRD PARTY BENEFICIARIES

        This Agreement is made and entered into for the sole protection and benefit of the Lenders and their respective permitted successors and assigns, and no other person or entity (including Borrowers) shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

        8.5       SEVERABILITY OF PROVISIONS

        If any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity


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without invalidating the remainder of such provision or any remaining provisions of this Agreement.

        8.6       GOVERNING LAW

        This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

        8.7       SUBMISSION TO JURISDICTION

        EACH LENDER HEREBY: (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF WASHINGTON AND THE FEDERAL COURTS OF THE UNITED STATES FOR THE WESTERN DISTRICT OF WASHINGTON FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT; (B) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS; (C) IRREVOCABLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM; AND (D) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.

        8.8       WAIVER OF JURY TRIAL

        EACH LENDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS OR EVENTS REFERENCED HEREIN OR CONTEMPLATED HEREBY, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.

        8.9       COUNTERPARTS

        This Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed


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original for all purposes. Delivery of an executed signature page of this
Agreement by fax shall be effective as delivery of a manually executed counterpart hereof.


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        IN WITNESS WHEREOF, this Intercreditor Agreement has been duly executed as of the date first written above.

THE BANK OF NOVA SCOTIA                 KEYBANK NATIONAL ASSOCIATION


By:   /s/ Patrik G. Norris              By: /s/ Thomas A. Crandell
Title: Director                         Title: Senior Vice President


U.S. BANK NATIONAL ASSOCIATION          AUSTRALIAN AND NEW ZEALAND BANKING GROUP
                                        LIMITED

By: /s/ James R. Farmer                 By: /s/ Ralph Terence Allen
Title: Vice President                   Title: Associate Director

                              CONSENT OF BORROWERS

        The undersigned hereby acknowledge receipt of the foregoing and consent to the provisions thereof.

        Dated:  as of November 15, 2000



PENFORD CORPORATION                              PENFORD PRODUCTS CO.


By: /s/ Keith T. Fujinaga                        By: /s/ Keith T. Fujinaga
Title: Assistant Secretary                       Title: Assistant Secretary


PENFORD HOLDINGS PTY. LTD.                       PENFORD AUSTRALIA LIMITED


By: /s/ Keith T. Fujinaga                        By: /s/ Susan M. Iverson
Title: Assistant Secretary                       Title: Director


                                                 STARCH NEW ZEALAND LIMITED


                                                 By: /s/ Keith T. Fujinaga
                                                 Title: Director

                                   SCHEDULE I

                               ADDRESS FOR NOTICES

The Bank of Nova Scotia
Corporate Banking
888 S.W. 5th Avenue, Suite 750
Portland, Oregon, USA 97204-2078
Attn: Patrik G. Norris
Fax: (503) 222-5502


KeyBank National Association
Large Corporate Group
601 108th Avenue NE, 5th Floor
Bellevue, Washington 98009
Attn: Ms. Mary K. Young
Fax: (425) 709-4587


U.S. Bank National Association
1420 Fifth Avenue, Eleventh Floor
Seattle, Washington, USA 98101
Attn: James Farmer
Fax: (206) 334-3654


Australian and New Zealand Banking Group Limited
Level 9
20 Martin Place
Sydney, NSW, Australia 2000
Attn: Michelle Burke
Fax: 612-9227-1332

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                                    EXHIBIT A
                                       TO
                             INTERCREDITOR AGREEMENT

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

        THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement") is entered into as of ____________, between ___________________ ______________________
("Assignor") and ________________________ ("Assignee").

        WHEREAS, Assignor is a Lender under that certain Intercreditor Agreement among The Bank of Nova Scotia, U.S. Bank National Association, KeyBank National Association and Australian and New Zealand Banking Group Limited ACN 005 357 522 dated as of November 15, 2000 (as further amended, modified or supplemented from time to time, the "Intercreditor Agreement") and has Commitments outstanding under one or both Facilities. Capitalized terms used but not defined in this Agreement shall have the meanings set forth in the Intercreditor Agreement.

        WHEREAS, it is the intention of Assignor and Assignee that (a) Assignor assign to Assignee [all] [a portion] of Assignor's rights and obligations under the Facilities, (b) Assignee assume all such assigned rights and obligations of Assignor, and (c) Assignor be released therefrom.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

        1. Assignment. Effective on the Effective Date (as defined in Section 3 hereof), Assignor, without recourse and without representation or warranty (except as expressly provided in Section 6 hereof), hereby assigns to Assignee ___________% of Assignor's share of the Commitments on the Effective Date (which percentage represents a total of US$_________ and AUD _________ of Commitments) and all of Assignor's other rights and obligations under the Loan Documents attributable to such share of the Commitments ("Assigned Rights and Obligations").

        2. Assumption. Effective on the Effective Date, Assignee hereby accepts the foregoing assignment of, and hereby assumes from Assignor all of, the Assigned Rights and Obligations.

        3. Effectiveness. This assignment and assumption shall be effective on the later of _____________________ or delivery to Administrative Lenders of an executed copy of this Agreement with the consent of all Lenders and, to the extent required by the Loan Documents, the consent of one or more Borrowers (the "Effective Date").

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
        4. Payments on Effective Date. In consideration of the assignment by Assignor to, and the assumption by Assignee of, the Assigned Rights and Obligations, on the Effective Date: (a) Assignee shall pay to Assignor the principal amount of all loans made by Assignor pursuant to the Loan Documents that are attributable to the Assigned Rights and Obligations and outstanding on the Effective Date; (b) each of Assignor and Assignee shall pay to the other such amounts (if any) as are specified in any written agreement or exchange of letters between them; and (c) Assignee shall pay to Administrative Lenders any assignment processing and recordation fees required by the Loan Documents.

        5. Allocation and Payment of Interest and Fees.

        (a) Administrative Lenders shall pay to Assignee all interest, commitment fees and other amounts not constituting principal that are paid by or on behalf of Borrowers pursuant to the Loan Documents and are attributable to the Assigned Rights and Obligations ("Borrower Amounts") which accrue on and after the Effective Date. If Assignor receives or collects any such Borrower Amounts, Assignor shall promptly pay them to Assignee.

        (b) Administrative Lenders shall pay to Assignor all Borrower Amounts that accrue before the Effective Date. If Assignee receives or collects any such Borrower Amounts, Assignee shall promptly pay them to Assignor.

        6. Representations and Warranties.

        (a) Each of Assignor and Assignee represents and warrants to the other party as follows: (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations under, and to consummate the transactions contemplated by, this Agreement; (ii) the making and performance of this Agreement and all documents required to be executed and delivered by it pursuant hereto do not and will not violate any law or regulation applicable to it; (iii) this Agreement has been duly executed and delivered by, and constitutes a legal, valid and binding obligation of, it, enforceable in accordance with its terms; and (iv) all approvals, authorizations or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of its obligations under this Agreement have been made or obtained.

        (b) Assignor represents and warrants to Assignee that Assignor owns the Assigned Rights and Obligations, free and clear of all liens or other encumbrances.

        (c) Assignee represents and warrants to Assignor as follows: (i) Assignee has made and shall continue to make its own independent investigation of the financial condition, affairs and creditworthiness of Borrowers, and the value of any collateral now or hereafter securing any of the obligations, indebtedness, liabilities or undertakings under the Loan Documents, in connection with Assignee's assumption of the Assigned Rights and Obligations; and (ii) Assignee has received a copy of the Loan Documents and such other documents, financial statements and information as Assignee deems appropriate to make its own credit analysis and decision to enter into this Agreement.

        7. No Assignor Responsibility. Assignor makes no representation or warranty and assumes no responsibility to Assignee for: (a) the execution by any party other than Assignor, or the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of the Loan Documents; (b) any representations, warranties, recitals or statements made in the Loan Documents or in any financial statement or other statement, instrument, report, certificate or any other document made or furnished or made available by or on behalf of Borrowers to Assignor or Assignee in connection with the Loan Documents and the transactions contemplated thereby; (c) the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or the existence or possible existence of any default or event of default under the Loan Documents; or (d) the accuracy or completeness of any information provided to Assignee, whether by Assignor or by or on behalf of Borrowers. Assignor shall have no initial or continuing duty or responsibility to make any investigation of the financial condition, affairs or creditworthiness of Borrowers, or the value of any collateral, in connection with the assignment of the Assigned Rights and Obligations hereunder, or to provide Assignee with any credit or other information with respect thereto, whether coming into Assignor's possession before the date hereof or at any time or times thereafter.

        8. Assignee Bound By Loan Documents. Effective on the Effective Date,
Assignee: (a) shall be deemed to be a party to and a "Lender" under the Intercreditor Agreement; (b) agrees to be bound by the Loan Documents to the same extent as it would have been if it had been an original Lender party thereto; and (c) agrees to perform in accordance with their respective terms all obligations which are required under the Loan Documents to be performed by it as a Lender. Assignee appoints and authorizes Administrative Lenders to take such actions as Administrative Lender on Assignee's behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Lenders by the terms thereof, together with such powers as are reasonably incidental thereto.

        9. Assignor Released From Loan Documents. Effective on the Effective Date, Assignor shall be released from the Assigned Rights and Obligations; provided, however, that Assignor shall retain all of its rights to indemnification under the Loan Documents for any events, acts or omissions occurring before the Effective Date.

        10. New Notes. On or promptly after the Effective Date, Borrowers, Administrative Lenders, Assignor and Assignee shall make appropriate arrangements so that new promissory notes or other appropriate evidences of indebtedness (collectively, "Notes") executed by Borrowers, dated as of the Effective Date and in the amount of the share of [Assignor and] Assignee in the loans evidenced thereby after giving effect to this Agreement, are issued to [Assignor and] Assignee, in exchange for the surrender by Assignor [and Assignee] to Borrowers of any outstanding Notes from Borrowers evidencing such loans, marked "Exchanged."

        11.    General.

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
        (a) This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior and current understandings and agreements, whether written or oral (other than with respect to any fees payable as provided in Section 4 hereof).

        (b) No term or provision of this Agreement may be amended, waived or terminated orally, but only by an instrument signed by the parties hereto.

        (c) This Agreement may be executed in one or more counterparts. Each set of executed counterparts shall be an original. Executed counterparts may be delivered by facsimile transmission.

        (d) Assignor may at any time and from time to time grant to others pursuant to the Loan Documents assignments of or participations in all or part of Assignor's share of the total Commitments, but not with respect to the Assigned Rights and Obligations.

        (e) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither Assignor nor Assignee may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the other. The preceding sentence shall not limit the right of Assignee to grant to others assignments of or participations in all or part of the Assigned Rights and Obligations to the extent permitted by the terms of the Loan Documents.

        (f) All payments to Assignor or Assignee hereunder shall, unless otherwise specified by the party entitled thereto, be made in US$ with respect to the US Facility and AUD with respect to the Australian Facilities, in immediately available funds, and to the address or account specified on the signature pages of this Agreement. The address of Assignee for notice purposes under the Loan Documents shall be as specified on the signature pages of this Agreement.

        (g) If any provision of this Agreement is held invalid, illegal or unenforceable, the remaining provisions hereof will not be affected or impaired in any way.

        (h) Each party shall bear its own expenses in connection with the preparation and execution of this Agreement.

        (i) This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.


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
        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            ASSIGNOR:

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

Assignor's Payment Instructions:            Assignor's Notice Instructions:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

ABA No.:                                    Attn:
        ----------------------------             -------------------------------
Account No.:                                Ref:
            ------------------------            --------------------------------
Attn:                                       Telephone: (   )
     -------------------------------                    --- --------------------
Ref.:                                       Facsimile: (   )
     -------------------------------                    --- --------------------



                                            ASSIGNEE:

                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------

Assignee's Payment Instructions:            Assignee's Notice Instructions:

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

------------------------------------        ------------------------------------

ABA No.:                                    Attn:
        ----------------------------             -------------------------------
Account No.:                                Ref:
            ------------------------            --------------------------------

Attn:                                       Telephone: (   )
     -------------------------------                    --- --------------------
Ref.:                                       Facsimile: (   )
     -------------------------------                    --- --------------------


                        CONSENT OF LENDERS AND BORROWERS

        [INSERT SIGNATURE PROVISIONS FOR EACH OF THE LENDERS AND EACH BORROWER WHOSE CONSENT IS REQUIRED]

                                       6